EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, of P. H. Glatfelter Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dante C. Parrini, Chairman, President and Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Glatfelter and will be retained by Glatfelter and furnished to the Securities and Exchange Commission or its staff upon request.

August 1, 2012

By	/s/ Dante C. Parrini
Dante C. Parrini
Chairman and Chief Executive Officer